UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05802)

Exact name of registrant as specified in charter:	Putnam Pennsylvania Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2016

Date of reporting period :	June 1, 2015 — May 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PTEPX

Putnam Pennsylvania Tax Exempt Income Fund

Annual report
5|31|16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Pennsylvania
Tax Exempt
Income Fund

Annual report
5 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Financial statements	18

Federal tax information	40

About the Trustees	41

Officers	43

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of the 2016 calendar year, the U.S. stock and bond markets have had their share of ups and downs, even as the economy has pulled through some areas of weakness and concerns over slowing growth abroad.

Looking across the broader economic landscape, conditions in the United States appear to be better than elsewhere. Despite a multiyear U.S. bull market and economic recovery, we believe the risk of an imminent recession is low. Consumer spending and housing data remain strong, and while oil prices have rebounded, gas at the pump is substantially less expensive than it was a year ago. Overseas, by contrast, from Europe to Japan and China, we believe multiple headwinds remain.

In every market environment, Putnam’s portfolio managers are employing active, risk-conscious investment strategies backed by support from teams of equity and fixed-income research analysts. In the following pages, you will find an overview of your fund’s performance for the reporting period ended May 31, 2016, as well as an outlook for the financial markets in the coming months.

As always, we believe it is important to regularly consult with your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

Thank you for investing with Putnam.

Putnam Pennsylvania Tax Exempt Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

There's an old adage in investing: "It's not how much you make that matters, it's how much you keep." That's particularly relevant when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, Pennsylvania residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Keystone State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 5/31/16 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.42% ($804)
3.04% ($1,721)
3.27% ($1,850)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 5/31/16. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.08%
6.60%
Municipal bonds
Corporate bonds

Source: Moody's, Annual U.S. Municipal Bond Defaults and Recoveries, 1970–2015 (May 2016).

2 Pennsylvania Tax Exempt Income Fund

Pennsylvania Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Pennsylvania Tax Exempt Income Fund

Interview with
your fund’s
portfolio manager

Fixed-income securities held up well during the volatile 12-month reporting period ended May 31, 2016. Was the market environment favorable for municipal bonds?

Amid heightened market uncertainty surrounding U.S. central bank policy, low commodity prices, and China’s economic slowdown, municipal bonds enjoyed solid absolute and relative performance during the reporting period. With 11 consecutive monthly gains during the 12-month reporting period, the Barclays Municipal Bond Index outperformed the broad U.S. fixed-income market, as defined by the Barclays U.S. Aggregate Bond Index, as well as a wide variety of U.S. and international stock indexes. After the Federal Reserve took the widely expected first step on the path of gradual normalization of interest rates in December 2015, investors began pricing in additional rate increases in 2016. However, a deep slide in oil prices early in 2016 fueled worries of slowing economic growth globally and raised questions about the central bank’s interest-rate policy. In this environment, municipal bonds benefited from investors’ preference for higher-quality, lower-risk investments in response to financial market volatility, slower growth, and an increasingly dovish Fed. January 2016 was an especially favorable month for the asset class, when the Barclays Municipal Bond Index rose 1.19%. During the final months of the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/16. See pages 4 and 10–13 for additional fund performance information. Index descriptions can be found on page 15.

Pennsylvania Tax Exempt Income Fund	5

reporting period, diminished expectations for near-term rate hikes and increased expectations for a more gradual pace of future hikes helped to support municipal bond prices.

Heightened investor interest in municipal bonds as an asset class was noteworthy during the reporting period. For the first five months of 2016, new-issue supply fell while demand rose, as measured by mutual fund inflows. Municipal bond mutual funds saw over $26 billion in new assets, which was the largest level of inflows over the past 25 years for the January to May time frame. Demand for municipal bonds has been dominated by households, which comprised about 70% of municipal bond investors at the end of 2015, according to Fed estimates. Meanwhile, from a demand standpoint, the biggest change that we have seen over the past few years has come in the bank channel, whose share of municipal bond assets has doubled since 2008. As such, we think demand for municipal bonds has moved beyond the traditional base of tax-sensitive investors to include investors who are drawn to the high-quality, relatively low-volatility income potential of these investments.

How did Putnam Pennsylvania Tax Exempt Income Fund perform against this backdrop?

Thanks in large part to a patient Fed, the reporting period proved to be a friendly environment for interest-rate-sensitive securities. U.S. Treasury rates fell and prices rose during the reporting period, and municipal bonds followed suit. For the 12-month period ended May 31, 2016, the fund delivered positive absolute performance but underperformed its benchmark, the Barclays Municipal Bond Index, and the average return of its Lipper peer group.

Allocations are shown as a percentage of the fund’s net assets as of 5/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Pennsylvania Tax Exempt Income Fund

With the Fed beginning the process of normalizing interest rates, what was your investment approach during the reporting period?

Many of the same investment themes remained in place going into 2016 — namely, duration positioning, or interest-rate sensitivity, that is slightly below the median of the fund’s Lipper peer group; an overweight exposure, relative to the benchmark, to municipal bonds rated A and BBB; a preference for hospitals, continuing-care retirement communities, and higher-education bonds relative to the fund’s Lipper group; and an underweight position, relative to the fund’s peers, to Puerto Rico issuers. However, at the beginning of 2016, in response to market volatility, marginal growth, and a dovish Fed, we extended the portfolio’s duration by a modest amount, becoming slightly less defensive.

We do not expect municipal credit spreads [the difference in yield between higher- and lower-quality municipal bonds] to widen by a large margin in the near term, nor do we believe that spreads will tighten much, as spreads remained close to their lowest point since the onset of the credit crisis. In our opinion, downside risks include flows to municipal bonds turning decidedly negative or interest rates spiking higher. At the end of the reporting period, we maintained a slightly shorter-duration position and a somewhat higher cash allocation in the portfolio relative to the fund’s Lipper peers.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/2016. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Pennsylvania Tax Exempt Income Fund	7

How would you characterize the health of the municipal bond market at period-end?

Overall, we believe municipal credit fundamentals have been sound and the default rate remained low — just 0.15% through May 2016, according to BofA Merrill Lynch —a fraction of the $3.7 trillion municipal bond market. Credit-rating upgrades of issuers have exceeded downgrades due to economic and financial stabilization across most public finance sectors. At the local level, property values have improved, contributing to modest increases in tax receipts.

We are closely following a handful of states and municipalities grappling with budget challenges posed by unfunded pension liabilities and health-care costs. However, while these various issuers, as well as Puerto Rico, are facing long-term headwinds, such as pensions, we believe investors have shown a willingness to isolate these situations from the overall municipal market.

What is your outlook for interest rates and Fed monetary policy?

During the reporting period, the Fed’s monetary policy continued to be influenced by U.S. data releases and global macroeconomic factors. At its March 2016 meeting, the central bank reduced its rate-hike forecast for the remainder of the year to two hikes from the four that policymakers had anticipated at their December 2015 meeting. The Fed left its benchmark rate unchanged at its April and May meetings. Just following the close of the reporting period, soft economic data, including the weakest U.S. payroll data in almost six years, diminished expectations that the Fed would raise interest rates in the next few months. Additionally, the World Bank lowered its outlook for global growth

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Pennsylvania Tax Exempt Income Fund

as corporate spending fell in developed economies, including the United States. We believe the economic outlook for China and the November U.S. presidential election also have the potential to add to market uncertainty and to influence the willingness of investors to take on investment risk.

Given the Fed’s assessment that an accommodative policy was appropriate given global risk factors, we saw the bull market in bonds continue during the reporting period, with bonds achieving their best start to a year since 1997. Municipal bonds were beneficiaries of this trend, with many investors drawn to the relative stability and income potential of municipal bonds as a refuge from global macroeconomic volatility. This phenomenon became even more apparent during the sharp selloff in higher-risk assets following the United Kingdom’s surprise vote to leave the European Union. We continue to believe that municipal bonds are a compelling long-term investment strategy for income-oriented investors.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio manager is Paul M. Drury, CFA.

IN THE NEWS

At the gas pump this summer, it may feel a little like 2004. That’s because gas prices are expected to be at their lowest levels in 12 years, according to a recent forecast by the U.S. Energy Information Administration (EIA). The EIA expects gas to average $2.27 per gallon nationwide for the 2016 summer driving season, which runs from April through September. Although the price of West Texas Intermediate crude oil has remained above its 12-year low of $26.14 a barrel, which it hit in February of this year, the EIA forecast says the per-gallon price of gasoline this summer will be down 36 cents, or 13%, from the summer of 2015. Gas prices often rise in the summer due to a combination of increased demand and a more expensive blend of gasoline used to help reduce pollution. But if crude prices stay low, one would expect gas prices to follow suit. And with the price of gas so low, you can also expect that more people will be hitting the highways.

Pennsylvania Tax Exempt Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(7/21/89)		(7/15/93)		(10/3/06)		(7/3/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	5.40%	5.24%	5.15%	5.15%	4.60%	4.60%	5.07%	4.94%	5.48%

10 years	51.33	45.28	43.93	43.93	40.17	40.17	47.19	42.41	54.39
Annual average	4.23	3.81	3.71	3.71	3.43	3.43	3.94	3.60	4.44

5 years	25.34	20.33	21.43	19.43	20.61	20.61	23.65	19.63	26.77
Annual average	4.62	3.77	3.96	3.62	3.82	3.82	4.34	3.65	4.86

3 years	9.49	5.11	7.50	4.53	6.99	6.99	8.72	5.19	10.24
Annual average	3.07	1.68	2.44	1.49	2.28	2.28	2.83	1.70	3.30

1 year	4.85	0.65	4.09	–0.91	3.93	2.93	4.56	1.16	5.08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Pennsylvania Tax Exempt Income Fund

Comparative index returns For periods ended 5/31/16

		Lipper Pennsylvania
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	5.99%	5.56%

10 years	61.74	48.85
Annual average	4.93	4.04

5 years	28.07	27.26
Annual average	5.07	4.93

3 years	12.57	10.46
Annual average	4.03	3.37

1 year	5.87	5.13

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/16, there were 58, 56, 54, 43, and 8 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,393 and $14,017, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,241. A $10,000 investment in the fund’s class Y shares would have been valued at $15,439.

Pennsylvania Tax Exempt Income Fund	11

Fund price and distribution information For the 12-month period ended 5/31/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.292725		$0.236391	$0.222551	$0.268188		$0.313859

Capital gains [2]	—		—	—	—		—

Return of capital*	0.004773		0.003849	0.003622	0.004371		0.005120

Total	$0.297498		$0.240240	$0.226173	$0.272559		$0.318979

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

5/31/15	$9.20	$9.58	$9.19	$9.21	$9.21	$9.52	$9.21

5/31/16	9.34	9.73	9.32	9.34	9.35	9.66	9.35

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.03%	2.91%	2.42%	2.26%	2.76%	2.67%	3.26%

Taxable equivalent [4]	5.52	5.30	4.41	4.12	5.03	4.87	5.94

Current 30-day SEC yield [5]	N/A	1.21	0.65	0.50	N/A	0.96	1.49

Taxable equivalent [4]	N/A	2.21	1.18	0.91	N/A	1.75	2.72

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 45.14% federal and state combined tax rate for 2016. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

* See page 40.

12 Pennsylvania Tax Exempt Income Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(7/21/89)		(7/15/93)		(10/3/06)		(7/3/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	5.44%	5.28%	5.19%	5.19%	4.64%	4.64%	5.11%	4.98%	5.52%

10 years	54.22	48.05	46.68	46.68	42.85	42.85	50.00	45.13	57.37
Annual average	4.43	4.00	3.91	3.91	3.63	3.63	4.14	3.79	4.64

5 years	26.57	21.51	22.75	20.75	21.79	21.79	25.00	20.93	28.01
Annual average	4.83	3.97	4.19	3.84	4.02	4.02	4.56	3.87	5.06

3 years	14.64	10.06	12.56	9.56	12.02	12.02	13.71	10.01	15.42
Annual average	4.66	3.25	4.02	3.09	3.86	3.86	4.38	3.23	4.90

1 year	6.62	2.36	5.98	0.98	5.69	4.69	6.33	2.88	6.86

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 5/31/15	0.78%	1.40%	1.55%	1.05%	0.55%

Annualized expense ratio for the six-month
period ended 5/31/16*	0.82%	1.44%	1.59%	1.09%	0.59%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Pennsylvania Tax Exempt Income Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/15 to 5/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.16	$7.30	$8.06	$5.53	$3.00

Ending value (after expenses)	$1,031.30	$1,028.20	$1,027.40	$1,031.00	$1,032.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/16, use the following calculation method. To find the value of your investment on 12/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.14	$7.26	$8.02	$5.50	$2.98

Ending value (after expenses)	$1,020.90	$1,017.80	$1,017.05	$1,019.55	$1,022.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Pennsylvania Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings

Pennsylvania Tax Exempt Income Fund 15

do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Pennsylvania Tax Exempt Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Pennsylvania Tax Exempt Income Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Pennsylvania Tax Exempt Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Pennsylvania Tax Exempt Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Pennsylvania Tax Exempt Income Fund (the “fund”) at May 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 2016

Pennsylvania Tax Exempt Income Fund 19

The fund’s portfolio 5/31/16

Key to holding’s abbreviations
AGC Assured Guaranty Corp.	NATL National Public Finance Guarantee Corp.
AGM Assured Guaranty Municipal Corporation	Radian Insd. Radian Group Insured
AMBAC AMBAC Indemnity Corporation	U.S. Govt. Coll. U.S. Government Collateralized
BAM Build America Mutual	VRDN Variable Rate Demand Notes, which are
CIFG CIFG Assurance North America, Inc.	floating-rate securities with long-term maturities
FGIC Financial Guaranty Insurance Company	that carry coupons that reset and are payable upon
G.O. Bonds General Obligation Bonds	demand either daily, weekly or monthly. The rate
shown is the current interest rate at the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (100.0%)*	Rating**	Principal amount	Value

Georgia (0.6%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds,
5s, 11/1/43	Aa3	$1,000,000	$1,183,670

1,183,670
Guam (1.4%)
Territory of GU, Bus. Privilege Tax Rev. Bonds,
Ser. B-1, 5s, 1/1/37	A	750,000	841,020

Territory of GU, Govt. Ltd. Oblig. Rev. Bonds
(Section 30), Ser. A, 5 3/4s, 12/1/34	BBB+	1,000,000	1,128,670

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	A–	450,000	505,638

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5 1/2s, 10/1/40	Baa2	350,000	392,172

2,867,500
Mississippi (0.5%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. C,
0.34s, 12/1/30	VMIG1	1,000,000	1,000,000

1,000,000
Oklahoma (1.0%)
OK State Tpk. Auth. VRDN, Ser. F, 0.35s, 1/1/28	VMIG1	2,000,000	2,000,000

2,000,000
Pennsylvania (92.5%)
Allegheny Cnty., G.O. Bonds, Ser. C-72,
5 1/4s, 12/1/33	AA–	2,230,000	2,713,040

Allegheny Cnty., Arpt. Auth. Rev. Bonds
(Pittsburgh Intl. Arpt.), Ser. A-1, 5s, 1/1/28	A3	1,000,000	1,121,090

Allegheny Cnty., Higher Ed. Bldg.
Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 6s, 10/15/38	Baa3	945,000	1,020,515
(Robert Morris U.), Ser. A, 5 3/4s, 10/15/40	Baa3	500,000	548,560
(Duquesne U. of the Holy Spirit), Ser. A, 5 1/2s,
3/1/31 (Prerefunded 3/1/21)	A2	1,000,000	1,198,230
(Duquesne U.), 5s, 3/1/33
(Prerefunded 3/1/18)	A2	1,000,000	1,072,060
(Chatham U.), Ser. A, 5s, 9/1/20	BBB	1,180,000	1,328,963
(Duquesne U. of the Holy Spirit),
Ser. A, 5s, 3/1/19	A2	300,000	330,768

20 Pennsylvania Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.0%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(U. of Pittsburgh Med.), 5 5/8s, 8/15/39	Aa3	$2,000,000	$2,245,420
(Children’s Hosp.), NATL, 5 3/8s, 7/1/17
(Escrowed to maturity)	AA–	1,055,000	1,080,942
Ser. A, 5s, 10/15/31	Aa3	1,000,000	1,136,100

Allegheny Cnty., Sanitation Auth. Swr. Rev. Bonds,
FGIC, NATL, 5s, 12/1/37	AA–	1,000,000	1,035,630

Beaver Cnty., Hosp. Auth. Rev. Bonds
(Heritage Valley Hlth. Syst., Inc.), 5s, 5/15/26	A+	1,000,000	1,144,260

Beaver Cnty., Indl. Dev. Auth. Mandatory Put
Bonds (6/1/20)
(FirstEnergy Generation, LLC), Ser. A,
3 1/2s, 4/1/41	Baa3	1,000,000	1,011,160
(FirstEnergy Nuclear Generation, LLC), Ser. B,
3 1/2s, 12/1/35	Baa3	1,400,000	1,415,624

Berks Cnty., Muni. Auth. Rev. Bonds (Reading
Hosp. & Med. Ctr.), Ser. A-3, 5 1/2s, 11/1/31	AA–	2,000,000	2,277,920

Bethel Park, School Dist. G.O. Bonds, 5.1s, 8/1/33
(Prerefunded 8/1/19)	Aa2	1,000,000	1,128,590

Burrell, School Dist. G.O. Bonds, Ser. A, AGM,
5s, 7/15/25	Baa1	230,000	230,761

Butler, Area School Dist. G.O. Bonds,
5 1/4s, 10/1/26	A+	1,500,000	1,642,290

Cap. Region Wtr. Rev. Bonds, Ser. A, BAM,
5s, 7/15/29	AA	835,000	1,019,719

Catasauqua, Area School Dist. G.O. Bonds, AGM,
5s, 2/15/26	AA	115,000	115,388

Centennial, School Dist., Bucks Cnty., G.O. Bonds,
Ser. A, 5s, 12/15/37	Aa2	2,000,000	2,306,620

Central Dauphin School Dist. G.O.
Bonds, 5s, 2/1/30	AA	1,000,000	1,236,230

Centre Ctny., Hosp. Auth. Rev. Bonds
(Mount Nittany Med. Ctr.), Ser. A
5s, 11/15/46	A	500,000	581,300
5s, 11/15/41	A	800,000	933,664

Chester Cnty., G.O. Bonds
5s, 7/15/36	Aaa	750,000	931,065
5s, 7/15/20	Aaa	285,000	330,361

Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Renaissance Academy Charter School),
5s, 10/1/34	BBB–	150,000	164,084

Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev.
Bonds (West Chester U. Student Hsg., LLC),
Ser. A, 5s, 8/1/45	Baa3	1,000,000	1,050,240

Crawford Cnty., Indl. Dev. Auth. Rev. Bonds
(Allegheny College), Ser. A, 6s, 11/1/31	A3	1,000,000	1,131,680

Pennsylvania Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (100.0%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A,
5.15s, 1/1/18	BBB+/F	$730,000	$774,216
(Diakon Lutheran Social Ministries), 5s, 1/1/38	BBB+/F	1,350,000	1,532,075
(Diakon Lutheran Ministries), 5s, 1/1/36
(Prerefunded 1/1/17)	BBB+/F	1,860,000	1,906,240
(Dickinson College), 5s, 11/1/32	A+	1,000,000	1,182,290
(Diakon Lutheran Ministries), 5s, 1/1/27
(Prerefunded 1/1/17)	BBB+/F	750,000	768,645

Dallas, Area Muni. Auth. U. Rev. Bonds
(Misericordia U.), 5s, 5/1/29	Baa3	1,500,000	1,651,005

Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A, 6s, 6/1/29	A+	1,500,000	1,705,920

Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds
(Dauphin Cons. Wtr. Supply), Ser. A, 6.9s, 6/1/24	A–	1,000,000	1,264,820

Delaware River Joint Toll Bridge Comm.
Rev. Bonds, Ser. A, NATL, 5s, 7/1/27
(Prerefunded 7/1/17)	AA–	1,000,000	1,046,640

Delaware River Port Auth. PA & NJ Rev. Bonds
Ser. D, 5s, 1/1/40	A	800,000	888,896
5s, 1/1/30	A	1,000,000	1,179,910

Downingtown, Area School Dist. G.O. Bonds,
Ser. AA, 5s, 11/1/28	Aaa	1,875,000	2,083,350

Doylestown, Hosp. Auth. Rev. Bonds
(Doylestown Hosp.), Ser. A, 5s, 7/1/25	Baa2	500,000	575,715

East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds
(Willow Valley Cmnty.), 5s, 12/1/39	A/F	750,000	867,765
(Millersville U. Student Hsg. & Svcs.,
Inc.), 5s, 7/1/34	Baa3	200,000	220,946
(Millersville U. Student Hsg. & Svcs.,
Inc.), 5s, 7/1/30	Baa3	410,000	461,373

East Stroudsburg, Area School Dist. G.O. Bonds,
AGM, 5s, 9/1/27	Baa1	1,500,000	1,601,850

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Gannon U.), Ser. A, 5 3/8s, 5/1/30	Baa2	1,000,000	1,094,350
(Mercyhurst College), 5.35s, 3/15/28	BBB–	1,000,000	1,077,400

Erie, Wtr. Auth. Rev. Bonds, 5s, 12/1/43	A2	1,000,000	1,179,910

Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	2,000,000	2,224,020

Gen. Auth. of South Central Rev. Bonds
(York College of PA), 5 1/2s, 11/1/31	A	750,000	883,335

Harrisburg, Wtr. Auth. Rev. Bonds
5 1/8s, 7/15/28	A+	895,000	946,346
5 1/8s, 7/15/28 (Prerefunded 7/15/18)	AAA/P	105,000	114,372

Indiana Cnty., Indl. Dev. Auth. Rev. Bonds
(Student Co-op Assn., Inc.), 5s, 5/1/33	A–	1,000,000	1,153,790

Lancaster Cnty., Hosp. & Hlth. Ctr. Auth. Rev.
Bonds (Landis Homes Retirement Cmnty.),
Ser. A, 5s, 7/1/45	BBB–/F	1,000,000	1,097,010

22 Pennsylvania Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.0%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Masonic Villages of the Grand Lodge of PA),
5s, 11/1/35	A	$1,000,000	$1,158,740
(Lancaster Gen. Hosp.), Ser. A, 5s, 3/15/26
(Prerefunded 3/15/17)	Aa3	1,000,000	1,034,240

Lancaster Cnty., Hosp. Auth. VRDN
(Masonic Homes), Ser. D, 0.35s, 7/1/34	A-1	1,695,000	1,695,000

Lancaster Cnty., Hosp. Auth. Hlth. Facs. Rev.
Bonds (Saint Anne’s Retirement Cmnty., Inc.),
5s, 4/1/27	BB+/F	1,000,000	1,049,350

Lancaster, G.O. Bonds, AGM, 4s, 11/1/46	AA	1,000,000	1,072,740

Lancaster, Higher Ed. Auth. College Rev. Bonds
(Franklin & Marshall College), 5s, 4/15/29	AA–	1,000,000	1,068,580

Lancaster, Indl. Dev. Auth. Rev. Bonds (Garden
Spot Village Obligated Group), 5 3/8s, 5/1/28	BBB	500,000	572,940

Langhorne Manor Boro., Higher Edl. & Hlth. Auth.
Rev. Bonds (Woods Svcs.), 5s, 11/15/22	A–	1,015,000	1,176,415

Lehigh Cnty., Gen. Purpose Hosp. Rev.
Bonds (Lehigh Valley Hlth. Network), Ser. A,
AGM, 5s, 7/1/25	AA	1,360,000	1,472,159

Luzerne Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (American Wtr. Co.), 5 1/2s, 12/1/39	A1	1,250,000	1,415,950

Lycoming Cnty., Auth. Rev. Bonds, 5s, 5/1/26	A	1,000,000	1,168,880

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A, 5 3/4s, 7/1/39	A–	2,000,000	2,262,140

McKeesport, Muni. Auth. Swr. Rev. Bonds,
5 3/4s, 12/15/39	A–	1,750,000	1,936,183

Monroe Cnty., Hosp. Auth. Rev. Bonds
(Pocono Med. Ctr.)
5 1/8s, 1/1/37	A–	2,000,000	2,039,900
Ser. A, 5s, 1/1/32	A–	500,000	554,250

Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
Bonds (Arcadia U.)
5 5/8s, 4/1/40	BBB	1,000,000	1,075,090
5 1/4s, 4/1/30	BBB	1,060,000	1,136,861

Montgomery Cnty., Indl. Auth. Resource Recvy.
Rev. Bonds (Germantown Academy), 4s, 10/1/22	BBB+	965,000	1,045,085

Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5s, 11/15/28	BBB+	1,250,000	1,427,700

Montgomery Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-1, 6 1/4s, 11/15/29	BBB+	1,125,000	1,290,094

Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (Aqua PA, Inc.), Ser. A, 5 1/4s, 7/1/42	AA–	2,250,000	2,407,095

New Wilmington, Muni. Auth. Rev. Bonds
(Westminster College), Ser. GG4, Radian Insd.,
5 1/8s, 5/1/33	AA	1,000,000	1,019,380

Northampton Cnty., Gen Purpose Hosp. Auth.
Rev. Bonds (St. Luke’s Hosp. — Bethlehem),
Ser. A, 5 1/2s, 8/15/35	A3	2,000,000	2,169,720

Pennsylvania Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (100.0%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Northampton Cnty., Gen. Purpose
Auth. Rev. Bonds
(Lehigh U.), 5 1/2s, 11/15/33	Aa2	$1,500,000	$1,689,645
(Moravian College), 5s, 7/1/31	BBB+	500,000	561,965

PA Rev. Bonds (Philadelphia Biosolids Fac.),
6 1/4s, 1/1/32	Baa3	250,000	274,778

PA Cmnwlth. Fin. Auth. Rev. Bonds, Ser. B,
AGC, 5s, 6/1/31	AA	1,500,000	1,652,235

PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), 6.2s, 4/1/39	A1	1,100,000	1,235,740

PA State G.O. Bonds, Ser. 1, 5s, 11/15/30	Aa3	1,500,000	1,749,795

PA State Econ. Dev. Fin. Auth. Rev. Bonds
5s, 12/31/38	BBB	1,000,000	1,143,760
(PA Bridges Finco LP), 5s, 12/31/34	BBB	250,000	290,593
(Forum PL), 5s, 3/1/34	A+	2,000,000	2,285,480
(UPMC Oblig. Group), Ser. A, 5s, 2/1/34	Aa3	1,000,000	1,175,420
(Unemployment Compensation),
Ser. B, 5s, 7/1/21	Aaa	1,000,000	1,065,880

PA State Econ. Dev. Fin. Auth. Exempt Fac. Rev.
Bonds (Amtrak), Ser. A, 5s, 11/1/32	A1	500,000	566,015

PA State Econ. Dev. Fin. Auth. Poll. Control Rev.
Bonds (PPL Elec. Util. Corp ), 4s, 10/1/23	A1	1,000,000	1,079,910

PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (7/1/19) (Waste Mgt.,
Inc.), 2 1/4s, 7/1/41	A–	750,000	761,213

PA State Econ. Dev. Fin. Auth. Solid Waste
Disp. Rev. Bonds
(Procter & Gamble Paper), 5 3/8s, 3/1/31	AA–	1,155,000	1,515,476
(Waste Mgmt., Inc.), Ser. A, 2 5/8s, 11/1/21	A–	750,000	779,790

PA State Fin., Auth. Rev. Bonds (Penn Hills),
Ser. B, AMBAC, zero %, 12/1/27	AA–/P	1,000,000	679,500

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Drexel U.), Ser. A, 5 1/8s, 5/1/36	A	1,000,000	1,140,440
(Assn. Indpt. Colleges & U. — Gwynedd-Mercy),
Ser. GG5, Radian Insd., 5 1/8s, 5/1/32	AA	1,020,000	1,052,099
(Delaware Valley College of Science &
Agriculture), Ser. LL1, 5s, 11/1/42	Baa3	500,000	522,830
(East Stroudsburg U.), 5s, 7/1/42	Baa3	700,000	735,483
(St. Joseph’s U.), Ser. A, 5s, 11/1/40	A–	1,000,000	1,124,690
(Thomas Jefferson U.), 5s, 3/1/40	A1	1,000,000	1,108,440
(La Salle U.), 5s, 5/1/37	BBB	500,000	558,535
(Shippensburg U. Student Svcs.), 5s, 10/1/35	Baa3	250,000	264,700
(Indiana U.), Ser. A, 5s, 7/1/32	BBB+	500,000	558,705
(Temple U.), Ser. 1, 5s, 4/1/32	Aa3	500,000	583,310
(Thomas Jefferson U.), 5s, 3/1/32	A1	500,000	585,705
(Temple U.), Ser. 1, 5s, 4/1/31	Aa3	1,000,000	1,167,820
(Philadelphia U.), 5s, 6/1/30	Baa2	200,000	207,530
(U. of PA), Ser. B, U.S. Govt. Coll., 5s, 9/1/25
(Prerefunded 9/1/19)	Aa1	1,150,000	1,297,649
(Philadelphia U.), 5s, 6/1/22	Baa2	330,000	342,995

24 Pennsylvania Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.0%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
PA State Hsg. Fin. Agcy. Rev. Bonds
Ser. A, 3.95s, 10/1/33	AA+	$1,000,000	$1,032,230
Ser. 15-117A, 3.95s, 10/1/30	AA+	900,000	934,947

PA State Indl. Dev. Auth. Rev. Bonds
5 1/2s, 7/1/23 (Prerefunded 7/1/18)	A1	1,755,000	1,924,235
U.S. Govt. Coll., 5 1/2s, 7/1/23
(Prerefunded 7/1/18)	AAA/P	245,000	268,625

PA State Pub. School Bldg. Auth. Rev. Bonds
(Northampton Cnty. Area Cmnty. College
Foundation), Ser. A, BAM, 5s, 6/15/34	AA	1,220,000	1,421,007
(Delaware Cnty. Cmnty. College), AGM, 5s,
10/1/27 (Prerefunded 4/1/18)	A1	1,250,000	1,345,538
(School Dist. Philadelphia), Ser. B, AGM,
4 3/4s, 6/1/30	AA	2,000,000	2,029,400

PA State Tpk. Comm. Rev. Bonds
Ser. C, 5s, 12/1/44	A1	500,000	579,370
(Motor License Fund), 5s, 12/1/42	A2	1,000,000	1,131,990
Ser. A, 5s, 12/1/38	A1	600,000	700,656
(Motor License Fund), Ser. A1, 5s, 12/1/38	A2	2,000,000	2,216,540
5s, 6/1/36	A3	2,000,000	2,324,120
Ser. B, 5s, 12/1/22	A1	2,075,000	2,337,965
zero %, 12/1/37	A2	1,000,000	887,320
zero %, 12/1/34	A2	2,250,000	2,004,525

PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds
(2003 PA Tpk.), Ser. C, NATL, 5s, 12/1/28	AA	1,290,000	1,413,118
Ser. C, zero %, 12/1/38	AA	3,000,000	1,427,190

PA State U. Rev. Bonds, 5s, 3/1/35	Aa1	1,000,000	1,130,080

Philadelphia, G.O. Bonds
Ser. B, AGC, U.S. Govt. Coll., 7 1/8s, 7/15/38
(Prerefunded 7/15/16)	AA	500,000	503,880
Ser. A, 5 1/4s, 7/15/27	A+	1,000,000	1,214,350
CIFG, 5s, 8/1/23 (Prerefunded 8/1/16)	A+	1,980,000	1,994,454

Philadelphia, Arpt. Rev. Bonds, Ser. D,
5 1/4s, 6/15/25	A2	1,500,000	1,694,835

Philadelphia, Auth for Indl. Dev. City Agreement
Rev. Bonds (Cultural & Coml. Corridors Program),
Ser. A, 5s, 12/1/31	A+	1,500,000	1,740,885

Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Global Leadership Academy),
6 3/8s, 11/15/40	BBB–	945,000	1,003,562
(Master Charter School), 6s, 8/1/35	BBB+	1,000,000	1,097,190

Philadelphia, Gas Wks. Rev. Bonds
Ser. 9, 5 1/4s, 8/1/40	A–	1,250,000	1,405,013
5s, 8/1/33	A–	1,645,000	1,942,877

Philadelphia, Hosp. & Higher Edl. Fac. Auth.
VRDN (Children’s Hosp. of Philadelphia), Ser. B,
0.35s, 7/1/25	VMIG1	2,015,000	2,015,000

Philadelphia, Redev. Auth. Rev. Bonds
(Transformation Initiative), 5s, 4/15/26	A+	1,000,000	1,144,410

Pennsylvania Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (100.0%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Philadelphia, School Dist. G.O. Bonds,
Ser. A, 5s, 9/1/34	Ba2	$1,000,000	$1,082,210

Philadelphia, Wtr. & Waste Wtr. Rev. Bonds,
Ser. A, 5s, 7/1/40	A1	1,500,000	1,745,310

Pittsburgh, G.O. Bonds
BAM, 5s, 9/1/25	AA	1,000,000	1,220,990
Ser. B, 5s, 9/1/25	A1	1,250,000	1,486,850

Reading, G.O. Bonds, AGM, 5s, 11/1/29	Baa1	2,000,000	2,230,480

Reading, School Dist. G.O. Bonds, Ser. A,
AGM, 5s, 2/1/33	AA	1,000,000	1,160,610

Snyder Cnty., Higher Ed. Auth. Rev. Bonds
(Susquehanna U.), 5s, 1/1/38	A2	1,000,000	1,069,410

South Central, Gen. Auth. Rev. Bonds
(Wellspan Hlth. Oblig. Group), 5s, 6/1/24	Aa3	310,000	380,708

State College, Area School Dist. G.O. Bonds,
5s, 3/15/40	AA	750,000	883,410

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A
6 1/2s, 1/1/38	Baa3	575,000	610,351
5s, 1/1/27	Baa3	350,000	390,831

U. of Pittsburgh of the Cmnwlth. Sys. of Higher
Ed. Rev. Bonds, Ser. B, 5s, 9/15/28	Aa1	1,600,000	1,770,096

Upper Moreland Twp., School Dist. G.O. Bonds
AGC, 5s, 9/1/28	Aa2	800,000	840,792
AGC, U.S. Govt. Coll., 5s, 9/1/28
(Prerefunded 9/1/17)	Aa2	835,000	879,723

Washington Cnty., Hosp. Auth. Rev. Bonds
(WA Hosp.), AMBAC, U.S. Govt. Coll., 5 1/2s,
7/1/17 (Escrowed to maturity)	AAA/P	1,200,000	1,253,748

West Mifflin, Area School Dist. G.O. Bonds, AGM,
5 1/8s, 4/1/31	AA	1,500,000	1,626,420

West Shore Area Auth. Rev. Bonds (Lifeways at
Messiah Village), Ser. A, 5s, 7/1/35	BBB–/F	500,000	547,295

West York, School Dist. G.O. Bonds, 5s, 4/1/22	AA–	1,215,000	1,432,108

Wilkes-Barre, Fin. Auth. Rev. Bonds
(U. of Scranton), 5s, 11/1/40	A–	500,000	562,345
(U. of Scranton), 5s, 11/1/35	A–	1,000,000	1,131,470
(Wilkes U.), 5s, 3/1/22	BBB	250,000	257,490
(Wilkes U.), U.S. Govt. Coll., 5s, 3/1/22
(Prerefunded 3/1/17)	AAA/P	375,000	387,064

187,786,104
Puerto Rico (1.5%)
Children’s Trust Fund Tobacco Settlement (The)
Rev. Bonds, 5 1/2s, 5/15/39	Ba1	1,360,000	1,367,385

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. AA
NATL, 5 1/2s, 7/1/18	AA–	65,000	67,252
NATL, U.S. Govt. Coll., 5 1/2s, 7/1/18
(Escrowed to maturity)	Ca	1,435,000	1,571,196

			3,005,833

26 Pennsylvania Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.0%)* cont.	Rating**	Principal amount	Value

South Carolina (0.8%)
SC State Pub. Svc. Auth. Rev. Bonds, Ser. A,
5s, 12/1/50	AA–	$1,500,000	$1,732,395

1,732,395
Texas (0.7%)
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.36s, 12/1/24	A-1+	1,515,000	1,515,000

1,515,000
Utah (0.2%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. A, 0.35s, 5/15/37	VMIG1	335,000	335,000

335,000
Virgin Islands (0.8%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	400,000	444,617
Ser. A-1, 5s, 10/1/39	Baa2	600,000	652,698
Ser. A, 5s, 10/1/25	Baa2	450,000	500,747

			1,598,062

TOTAL INVESTMENTS

Total investments (cost $186,616,538)			$203,023,564

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2015 through May 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $203,062,856.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period
(as a percentage of net assets):

Health care	19.9%
Education	18.0
Local debt	16.3
Utilities	12.2
Prerefunded	10.2

Pennsylvania Tax Exempt Income Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$203,023,564	$—

Totals by level	$—	$203,023,564	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28 Pennsylvania Tax Exempt Income Fund

Statement of assets and liabilities 5/31/16

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $186,616,538)	$203,023,564

Cash	415,059

Interest and other receivables	2,500,943

Receivable for shares of the fund sold	89,334

Prepaid assets	1,706

Total assets	206,030,606

LIABILITIES

Payable for investments purchased	2,324,120

Payable for shares of the fund repurchased	237,319

Payable for compensation of Manager (Note 2)	75,086

Payable for custodian fees (Note 2)	4,604

Payable for investor servicing fees (Note 2)	22,492

Payable for Trustee compensation and expenses (Note 2)	82,832

Payable for administrative services (Note 2)	755

Payable for distribution fees (Note 2)	87,929

Distributions payable to shareholders	51,091

Other accrued expenses	81,522

Total liabilities	2,967,750

Net assets	$203,062,856

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$195,640,883

Distributions in excess of net investment income (Note 1)	(51,092)

Accumulated net realized loss on investments (Note 1)	(8,933,961)

Net unrealized appreciation of investments	16,407,026

Total — Representing net assets applicable to capital shares outstanding	$203,062,856

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($161,612,213 divided by 17,303,798 shares)	$9.34

Offering price per class A share (100/96.00 of $9.34)*	$9.73

Net asset value and offering price per class B share ($4,197,698 divided by 450,219 shares)**	$9.32

Net asset value and offering price per class C share ($24,530,722 divided by 2,625,546 shares)**	$9.34

Net asset value and redemption price per class M share ($4,181,200 divided by 447,293 shares)	$9.35

Offering price per class M share (100/96.75 of $9.35)†	$9.66

Net asset value, offering price and redemption price per class Y share
($8,541,023 divided by 913,430 shares)	$9.35

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Pennsylvania Tax Exempt Income Fund 29

Statement of operations Year ended 5/31/16

INTEREST INCOME	$8,109,864

EXPENSES

Compensation of Manager (Note 2)	$865,356

Investor servicing fees (Note 2)	136,159

Custodian fees (Note 2)	7,721

Trustee compensation and expenses (Note 2)	14,632

Distribution fees (Note 2)	671,210

Administrative services (Note 2)	5,385

Other	129,166

Fees waived and reimbursed by Manager (Note 2)	(2,401)

Total expenses	1,827,228

Expense reduction (Note 2)	(196)

Net expenses	1,827,032

Net investment income	6,282,832

Net realized loss on investments (Notes 1 and 3)	(3,546,017)

Net unrealized appreciation of investments during the year	6,426,616

Net gain on investments	2,880,599

Net increase in net assets resulting from operations	$9,163,431

The accompanying notes are an integral part of these financial statements.

30 Pennsylvania Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/16	Year ended 5/31/15

Operations:
Net investment income	$6,282,832	$6,598,133

Net realized loss on investments	(3,546,017)	(924,227)

Net unrealized appreciation of investments	6,426,616	1,583,654

Net increase in net assets resulting from operations	9,163,431	7,257,560

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(29,256)	(7,910)

Class B	(761)	(235)

Class C	(4,439)	(1,165)

Class M	(756)	(184)

Class Y	(1,544)	(376)

From tax-exempt net investment income
Class A	(5,001,642)	(5,391,834)

Class B	(113,028)	(131,201)

Class C	(579,248)	(618,134)

Class M	(113,751)	(118,503)

Class Y	(267,307)	(267,602)

From return of capital
Class A	(82,033)	—

Class B	(1,854)	—

Class C	(9,500)	—

Class M	(1,866)	—

Class Y	(4,384)	—

Decrease from capital share transactions (Note 4)	(2,376,391)	(3,885,933)

Total increase (decrease) in net assets	575,671	(3,165,517)

NET ASSETS

Beginning of year	202,487,185	205,652,702

End of year (including distributions in excess of net
investment income of $51,092 and $200,609, respectively)	$203,062,856	$202,487,185

The accompanying notes are an integral part of these financial statements.

Pennsylvania Tax Exempt Income Fund 31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income	on investments	operations	income	of capital	distributions	reimbursements	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
May 31, 2016	$9.20	.30	.13	.43	(.29)	— [c]	(.29)	—	$9.34	4.85	$161,612	.81 [d]	3.24 [d]	12
May 31, 2015	9.17	.31	.02	.33	(.30)	—	(.30)	—	9.20	3.67	161,367.78		3.32	22
May 31, 2014	9.44	.33	(.27)	.06	(.33)	—	(.33)	—	9.17	.74	164,823.79		3.67	7
May 31, 2013	9.48	.34	(.04)	.30	(.34)	—	(.34)	—	9.44	3.14	191,752.78		3.52	6
May 31, 2012	8.88	.36	.60	.96	(.36)	—	(.36)	— [c,e]	9.48	10.99	196,747.79		3.87	5

Class B
May 31, 2016	$9.19	.24	.13	.37	(.24)	— [c]	(.24)	—	$9.32	4.09	$4,198	1.43 [d]	2.62 [d]	12
May 31, 2015	9.16	.25	.03	.28	(.25)	—	(.25)	—	9.19	3.04	4,769	1.40	2.70	22
May 31, 2014	9.42	.27	(.26)	.01	(.27)	—	(.27)	—	9.16	.23	5,148	1.41	3.05	7
May 31, 2013	9.47	.28	(.05)	.23	(.28)	—	(.28)	—	9.42	2.40	7,041	1.40	2.90	6
May 31, 2012	8.87	.30	.60	.90	(.30)	—	(.30)	— [c,e]	9.47	10.32	7,174	1.41	3.26	5

Class C
May 31, 2016	$9.21	.23	.12	.35	(.22)	— [c]	(.22)	—	$9.34	3.93	$24,531	1.58 [d]	2.47 [d]	12
May 31, 2015	9.17	.23	.04	.27	(.23)	—	(.23)	—	9.21	2.99	24,676	1.55	2.55	22
May 31, 2014	9.44	.26	(.27)	(.01)	(.26)	—	(.26)	—	9.17	(.03)	24,972	1.56	2.90	7
May 31, 2013	9.48	.26	(.04)	.22	(.26)	—	(.26)	—	9.44	2.35	32,807	1.55	2.75	6
May 31, 2012	8.88	.29	.60	.89	(.29)	—	(.29)	— [c,e]	9.48	10.14	29,487	1.56	3.10	5

Class M
May 31, 2016	$9.21	.27	.14	.41	(.27)	— [c]	(.27)	—	$9.35	4.56	$4,181	1.08 [d]	2.97 [d]	12
May 31, 2015	9.18	.28	.03	.31	(.28)	—	(.28)	—	9.21	3.39	3,816	1.05	3.05	22
May 31, 2014	9.44	.30	(.26)	.04	(.30)	—	(.30)	—	9.18	.57	3,965	1.06	3.40	7
May 31, 2013	9.48	.31	(.04)	.27	(.31)	—	(.31)	—	9.44	2.86	4,453	1.05	3.25	6
May 31, 2012	8.89	.33	.59	.92	(.33)	—	(.33)	— [c,e]	9.48	10.56	4,000	1.06	3.61	5

Class Y
May 31, 2016	$9.21	.32	.14	.46	(.31)	(0.01)	(.32)	—	$9.35	5.08	$8,541	.58 [d]	3.47 [d]	12
May 31, 2015	9.18	.33	.02	.35	(.32)	—	(.32)	—	9.21	3.90	7,859.55		3.54	22
May 31, 2014	9.45	.35	(.27)	.08	(.35)	—	(.35)	—	9.18	.97	6,744.56		3.90	7
May 31, 2013	9.48	.36	(.03)	.33	(.36)	—	(.36)	—	9.45	3.48	9,476.55		3.76	6
May 31, 2012	8.89	.38	.59	.97	(.38)	—	(.38)	— [c,e]	9.48	11.13	4,784.56		4.07	5

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011.

The accompanying notes are an integral part of these financial statements.

32 Pennsylvania Tax Exempt Income Fund	Pennsylvania Tax Exempt Income Fund 33

Notes to financial statements 5/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2015 through May 31, 2016.

Putnam Pennsylvania Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Pennsylvania personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate-to long-term maturities (three years or longer). Under normal circumstances, we invest at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

34 Pennsylvania Tax Exempt Income Fund

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

Pennsylvania Tax Exempt Income Fund 35

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At May 31, 2016, the fund had a capital loss carryover of $5,622,190 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$969,450	$3,276,339	$4,245,789	*

761,850	N/A	761,850	May 31, 2017

410,182	N/A	410,182	May 31, 2018

204,369	N/A	204,369	May 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $3,303,261 recognized during the period between November 1, 2015 and May 31, 2016 to its fiscal year ending May 31, 2017.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $21,583 to increase distributions in excess of net investment income, and $21,583 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$16,512,874
Unrealized depreciation	(35,948)

Net unrealized appreciation	16,476,926
Capital loss carryforward	(5,622,190)
Post-October capital loss deferral	(3,303,261)
Cost for federal income tax purposes	$186,546,638

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in, or invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.432% of the fund’s average net assets.

36 Pennsylvania Tax Exempt Income Fund

Putnam Management has contractually agreed, through September 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $2,401.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$108,474	Class M	2,697

Class B	3,029	Class Y	5,413

Class C	16,546	Total	$136,159

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $196 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $148, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments,

Pennsylvania Tax Exempt Income Fund 37

LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$369,750	Class M	19,862

Class B	37,913	Total	$671,210

Class C	243,685

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $19,370 and $1,010 from the sale of class A and class M shares, respectively, and received $1,326 and $1,207 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$22,100,687	$22,172,726

U.S. government securities (Long-term)	—	—

Total	$22,100,687	$22,172,726

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/16		Year ended 5/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	1,619,413	$14,977,647	1,662,031	$15,358,661

Shares issued in connection with
reinvestment of distributions	496,827	4,587,740	513,082	4,740,449

	2,116,240	19,565,387	2,175,113	20,099,110

Shares repurchased	(2,347,726)	(21,674,562)	(2,612,840)	(24,136,283)

Net decrease	(231,486)	$(2,109,175)	(437,727)	$(4,037,173)

38 Pennsylvania Tax Exempt Income Fund

	Year ended 5/31/16		Year ended 5/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	19,817	$182,777	45,553	$420,898

Shares issued in connection with
reinvestment of distributions	11,995	110,548	13,321	122,872

	31,812	293,325	58,874	543,770

Shares repurchased	(100,689)	(928,544)	(102,004)	(941,292)

Net decrease	(68,877)	$(635,219)	(43,130)	$(397,522)

	Year ended 5/31/16		Year ended 5/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	358,776	$3,309,523	301,922	$2,794,714

Shares issued in connection with
reinvestment of distributions	58,491	540,262	61,425	567,662

	417,267	3,849,785	363,347	3,362,376

Shares repurchased	(472,124)	(4,352,690)	(405,025)	(3,738,023)

Net decrease	(54,857)	$(502,905)	(41,678)	$(375,647)

	Year ended 5/31/16		Year ended 5/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	24,476	$226,931	20,893	$192,125

Shares issued in connection with
reinvestment of distributions	11,911	110,079	11,928	110,296

	36,387	337,010	32,821	302,421

Shares repurchased	(3,418)	(31,559)	(50,453)	(466,598)

Net increase (decrease)	32,969	$305,451	(17,632)	$(164,177)

	Year ended 5/31/16		Year ended 5/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	311,140	$2,875,116	296,746	$2,737,492

Shares issued in connection with
reinvestment of distributions	25,755	238,087	25,936	239,943

	336,895	3,113,203	322,682	2,977,435

Shares repurchased	(276,465)	(2,547,746)	(204,279)	(1,888,849)

Net increase	60,430	$565,457	118,403	$1,088,586

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of Pennsylvania and may be affected by economic and political developments in that state.

Pennsylvania Tax Exempt Income Fund 39

Federal tax information (Unaudited)

The fund has designated 99.40% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

40 Pennsylvania Tax Exempt Income Fund

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Pennsylvania Tax Exempt Income Fund 41

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler
Born 1949, Trustee since 2006
Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson
Born 1945, Trustee since 1984
Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III
Born 1951, Trustee since 1984
Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens
Born 1942, Trustee from 1997 to 2008 and since 2009
Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009
Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

42 Pennsylvania Tax Exempt Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Pennsylvania Tax Exempt Income Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Pennsylvania Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Independent Registered		Mark C. Trenchard
Public Accounting Firm	Steven D. Krichmar	Vice President and
PricewaterhouseCoopers LLP	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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BROCKTON, MA
PERMIT NO. 600

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AN054
301196 7/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2016	$47,233	$ —	$11,832	$ —
May 31, 2015	$46,918	$ —	$11,576	$ —

For the fiscal years ended May 31, 2016 and May 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $642,268 and $629,775 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2016	$ —	$630,436	$ —	$ —

May 31, 2015	$ —	$618,199	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Pennsylvania Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2016